March 19, 2002

         SUPPLEMENT TO THE JANUARY 28, 2002 CLASS A, CLASS B AND CLASS C
                PROSPECTUS FOR PIONEER SCIENCE & TECHNOLOGY FUND

The following replaces the section of the prospectus referenced below.

BASIC INFORMATION ABOUT THE FUND

COMPARISON WITH THE NASDAQ COMPOSITE INDEX
The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Nasdaq Composite Index. The Nasdaq Composite Index is a capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 4,000 companies. Unlike the fund, the index is not managed and does not incur expenses. The table:
|X| Reflects sales charges applicable to the class
|X| Assumes that you sell your shares at the end of the period
|X| Assumes that you reinvest all of your dividends and distributions

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2001)
                                                  SINCE      INCEPTION
                                 1 YEAR       INCEPTION           DATE
Class A                          -37.94          -34.30        3/31/00
Class B                          -37.32          -34.19        3/31/00
Class C                          -35.43          -32.97        3/31/00

Nasdaq Composite Index           -21.05          -38.55             --



















                                                                   11641-00-0302
                                             (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds